UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 29, 2021

IKONICS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	000-25727	41-0730027
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4832 Grand Avenue Duluth, Minnesota	55807
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(218) 628-2217

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.10 per share	IKNX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.                  Submission of Matters to a Vote of Security Holders.

At the 2021 Annual Meeting of Shareholders (the “Annual Meeting”) of IKONICS Corporation (the “Company”) held on April 29, 2021, the shareholders voted upon (1) the election of eight directors to serve until the next annual meeting of shareholders or until their successors are duly elected; (2) the ratification of the selection of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021; and (3) an advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting. Each of William C. Ulland, Marianne Bohren, Lockwood Carlson, Jeffrey D. Engbrecht, Ernest M. Harper Jr., Gregory W. Jackson, Darrell B. Lee and Glenn Sandgren were re-elected to serve as the Company’s directors. Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders:

Proposal 1: The election of eight directors to serve until the Company’s 2021 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Name	Votes For	Votes Withheld	Broker Non-Votes
William C. Ulland	807,745	25,274	692,052
Marianne Bohren	506,531	326,488	692,052
Lockwood Carlson	484,426	348,593	692,052
Jeffrey D. Engbrecht	506,184	326,835	692,052
Ernest M. Harper Jr.	506,171	326,848	692,052
Gregory W. Jackson	829,186	3,833	692,052
Darrell B. Lee	829,196	3,823	692,052
Glenn Sandgren	829,423	3,596	692,052

Proposal 2: The ratification of the selection of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

Votes For	Votes Against	Votes Abstain
1,521,355	1,716	2,000

Proposal 3: Advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
826,004	4,765	2,250	692,052

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IKONICS CORPORATION

Date: May 3, 2021	By:	/s/ Jon Gerlach
Jon Gerlach Chief Financial Officer and Vice President of Finance